Revised Supplemental Information
to Reflect Segment Realignment
Full Years 2014 and 2013
Quarterly Information for 2014

This information is preliminary and based on company data available at the time of this Form 8-K filing. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided.

Description of Segment Realignment

From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2014 (the Annual Report), Bank of America Corporation (the Corporation) has indicated that it may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Annual Report, the Corporation reported its results of operations through five business segments: Consumer & Business Banking (CBB), Consumer Real Estate Services (CRES), Global Wealth & Investment Management (GWIM), Global Banking and Global Markets, with the remaining operations recorded in All Other. Effective January 1, 2015, to align the segments with how we manage the businesses in 2015, the Corporation changed its basis of presentation, and following such change, reports its results of operations through the following five business segments: Consumer Banking, Global Wealth & Investment Management (GWIM), Global Banking, Global Markets and Legacy Assets & Servicing (LAS), with the remaining operations recorded in All Other. The Home Loans subsegment, which was included in the former CRES segment, is now included in Consumer Banking, and LAS has become a separate segment. A portion of the Business Banking business, based on the size of the client, was moved from the former CBB segment to Global Banking, and the former CBB segment was renamed Consumer Banking. Also, Bank of America Merchant Services, the Corporation's merchant processing joint venture, moved from the former CBB segment to All Other. In addition, certain management accounting methodologies, including the treatment of intersegment assets and liabilities, and related allocations were refined. Prior periods have been reclassified for comparability.

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,865	$4,966	$1,407	$2,420	$1,032	$390	$(350)
Noninterest income	9,090	2,793	3,195	1,912	1,338	248	(396)
Total revenue, net of interest expense (FTE basis)	18,955	7,759	4,602	4,332	2,370	638	(746)
Provision for credit losses	219	653	14	(31)	26	(113)	(330)
Noninterest expense	14,196	4,409	3,440	2,002	2,500	1,364	481
Income (loss) before income taxes (FTE basis)	4,540	2,697	1,148	2,361	(156)	(613)	(897)
Income tax expense (benefit) (FTE basis)	1,490	1,036	442	850	(84)	(231)	(523)
Net income (loss)	$3,050	$1,661	$706	$1,511	$(72)	$(382)	$(374)

Average
Total loans and leases	$884,733	$199,215	$123,544	$287,017	$58,094	$33,772	$183,091
Total assets (1)	2,137,551	582,115	266,716	369,292	611,713	48,557	259,158
Total deposits	1,122,514	517,580	238,835	296,205	n/m	n/m	22,163
Period end
Total loans and leases	$881,391	$202,000	$125,431	$288,905	$59,388	$33,055	$172,612
Total assets (1)	2,104,534	589,048	274,887	357,081	579,512	45,958	258,048
Total deposits	1,118,936	524,413	245,391	283,191	n/m	n/m	19,242

	Third Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,444	$5,081	$1,459	$2,455	$994	$387	$68
Noninterest income	10,990	2,668	3,207	1,908	3,148	169	(110)
Total revenue, net of interest expense (FTE basis)	21,434	7,749	4,666	4,363	4,142	556	(42)
Provision for credit losses	636	668	(15)	(64)	45	267	(265)
Noninterest expense	20,142	4,447	3,403	2,050	3,335	6,647	260
Income (loss) before income taxes (FTE basis)	656	2,634	1,278	2,377	762	(6,358)	(37)
Income tax expense (benefit) (FTE basis)	888	956	465	866	389	(1,245)	(543)
Net income (loss)	$(232)	$1,678	$813	$1,511	$373	$(5,113)	$506

Average
Total loans and leases	$899,241	$197,374	$121,002	$283,284	$62,939	$35,238	$199,404
Total assets (1)	2,136,109	578,927	266,324	368,394	599,884	53,762	268,818
Total deposits	1,127,488	514,549	239,352	295,715	n/m	n/m	29,880
Period end
Total loans and leases	$891,315	$198,467	$122,395	$284,968	$62,645	$34,484	$188,356
Total assets (1)	2,123,613	580,381	266,240	358,786	598,668	56,900	262,638
Total deposits	1,111,981	515,580	238,710	286,128	n/m	n/m	25,418

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	2

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment (continued)
(Dollars in millions)
	Second Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,226	$5,060	$1,485	$2,446	$958	$362	$(85)
Noninterest income	11,734	2,589	3,104	2,001	3,632	438	(30)
Total revenue, net of interest expense (FTE basis)	21,960	7,649	4,589	4,447	4,590	800	(115)
Provision for credit losses	411	550	(8)	136	20	(39)	(248)
Noninterest expense	18,541	4,505	3,445	2,020	2,861	5,231	479
Income (loss) before income taxes (FTE basis)	3,008	2,594	1,152	2,291	1,709	(4,392)	(346)
Income tax expense (benefit) (FTE basis)	717	960	426	849	604	(1,653)	(469)
Net income (loss)	$2,291	$1,634	$726	$1,442	$1,105	$(2,739)	$123

Average
Total loans and leases	$912,580	$195,413	$118,512	$287,795	$63,579	$36,705	$210,576
Total assets (1)	2,169,555	578,514	266,781	362,605	617,087	55,626	288,942
Total deposits	1,128,563	514,137	240,042	287,786	n/m	n/m	36,472
Period end
Total loans and leases	$911,899	$197,021	$120,187	$286,976	$66,260	$35,984	$205,471
Total assets (1)	2,170,557	579,870	263,957	374,376	610,364	52,647	289,343
Total deposits	1,134,329	514,838	237,046	299,188	n/m	n/m	33,824

	First Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,286	$5,071	$1,485	$2,507	$1,002	$377	$(156)
Noninterest income	12,481	2,580	3,062	2,028	4,015	309	487
Total revenue, net of interest expense (FTE basis)	22,767	7,651	4,547	4,535	5,017	686	331
Provision for credit losses	1,009	809	23	281	19	12	(135)
Noninterest expense	22,238	4,495	3,359	2,190	3,075	7,401	1,718
Income (loss) before income taxes (FTE basis)	(480)	2,347	1,165	2,064	1,923	(6,727)	(1,252)
Income tax expense (benefit) (FTE basis)	(204)	879	436	773	610	(1,847)	(1,055)
Net income (loss)	$(276)	$1,468	$729	$1,291	$1,313	$(4,880)	$(197)

Average
Total loans and leases	$919,482	$196,425	$115,945	$287,920	$63,696	$38,104	$217,392
Total assets (1)	2,139,266	569,650	270,275	362,264	601,427	57,400	278,250
Total deposits	1,118,178	504,849	242,792	285,594	n/m	n/m	34,982
Period end
Total loans and leases	$916,217	$194,676	$116,482	$289,645	$64,598	$37,401	$213,415
Total assets (1)	2,149,851	586,472	271,211	359,786	594,792	58,605	278,985
Total deposits	1,133,650	521,453	244,051	286,285	n/m	n/m	34,854

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	3

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$40,821	$20,178	$5,836	$9,828	$3,986	$1,516	$(523)
Noninterest income	44,295	10,630	12,568	7,849	12,133	1,164	(49)
Total revenue, net of interest expense (FTE basis)	85,116	30,808	18,404	17,677	16,119	2,680	(572)
Provision for credit losses	2,275	2,680	14	322	110	127	(978)
Noninterest expense	75,117	17,856	13,647	8,262	11,771	20,643	2,938
Income (loss) before income taxes (FTE basis)	7,724	10,272	4,743	9,093	4,238	(18,090)	(2,532)
Income tax expense (benefit) (FTE basis)	2,891	3,831	1,769	3,338	1,519	(4,976)	(2,590)
Net income (loss)	$4,833	$6,441	$2,974	$5,755	$2,719	$(13,114)	$58

Average
Total loans and leases	$903,901	$197,115	$119,775	$286,493	$62,064	$35,941	$202,513
Total assets (1)	2,145,590	577,340	267,511	365,665	607,535	52,134	275,405
Total deposits	1,124,207	512,818	240,242	291,366	n/m	n/m	30,837
Period end
Total loans and leases	$881,391	$202,000	$125,431	$288,905	$59,388	$33,055	$172,612
Total assets (1)	2,104,534	589,048	274,887	357,081	579,512	45,958	258,048
Total deposits	1,118,936	524,413	245,391	283,191	n/m	n/m	19,242

	Year Ended December 31, 2013
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$43,124	$20,620	$6,064	$9,704	$4,224	$1,541	$971
Noninterest income	46,677	11,313	11,726	7,800	11,166	2,915	1,757
Total revenue, net of interest expense (FTE basis)	89,801	31,933	17,790	17,504	15,390	4,456	2,728
Provision for credit losses	3,556	3,166	56	1,142	140	(283)	(665)
Noninterest expense	69,214	18,911	13,033	8,149	11,995	12,483	4,643
Income (loss) before income taxes (FTE basis)	17,031	9,856	4,701	8,213	3,255	(7,744)	(1,250)
Income tax expense (benefit) (FTE basis)	5,600	3,613	1,724	3,013	2,101	(2,839)	(2,012)
Net income (loss)	$11,431	$6,243	$2,977	$5,200	$1,154	$(4,905)	$762

Average
Total loans and leases	$918,641	$196,177	$111,023	$273,320	$60,058	$42,604	$235,459
Total assets (1)	2,163,513	556,045	266,047	331,947	632,681	67,129	309,664
Total deposits	1,089,735	489,464	242,161	265,733	n/m	n/m	35,443
Period end
Total loans and leases	$928,233	$199,703	$115,846	$285,880	$67,381	$38,732	$220,691
Total assets (1)	2,102,273	567,741	271,290	360,789	575,473	59,458	267,522
Total deposits	1,119,271	502,054	244,901	294,559	n/m	n/m	28,165

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	4

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$20,178	$20,620	$4,966	$5,081	$5,060	$5,071
Noninterest income:
Card income	4,844	4,756	1,325	1,219	1,152	1,148
Service charges	4,160	3,979	1,043	1,085	1,039	993
Mortgage banking income	813	1,916	192	206	237	178
All other income	813	662	233	158	161	261
Total noninterest income	10,630	11,313	2,793	2,668	2,589	2,580
Total revenue, net of interest expense (FTE basis)	30,808	31,933	7,759	7,749	7,649	7,651

Provision for credit losses	2,680	3,166	653	668	550	809

Noninterest expense	17,856	18,911	4,409	4,447	4,505	4,495
Income before income taxes (FTE basis)	10,272	9,856	2,697	2,634	2,594	2,347
Income tax expense (FTE basis)	3,831	3,613	1,036	956	960	879
Net income	$6,441	$6,243	$1,661	$1,678	$1,634	$1,468

Net interest yield (FTE basis)	3.73%	3.96%	3.61%	3.71%	3.74%	3.85%
Return on average allocated capital (1)	21	20	22	22	22	20
Efficiency ratio (FTE basis)	57.96	59.22	56.80	57.40	58.90	58.76

Balance Sheet
Average
Total loans and leases	$197,115	$196,177	$199,215	$197,374	$195,413	$196,425
Total earning assets (2)	541,225	520,476	545,721	542,858	542,421	533,751
Total assets (2)	577,340	556,045	582,115	578,927	578,514	569,650
Total deposits	512,818	489,464	517,580	514,549	514,137	504,849
Allocated capital (1)	30,000	30,700	30,000	30,000	30,000	30,000

Period end
Total loans and leases	$202,000	$199,703	$202,000	$198,467	$197,021	$194,676
Total earning assets (2)	552,117	531,557	552,117	544,916	543,827	550,413
Total assets (2)	589,048	567,741	589,048	580,381	579,870	586,472
Total deposits	524,413	502,054	524,413	515,580	514,838	521,453

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	5

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,178	$9,437	$10,741
Noninterest income:
Card income	4,844	10	4,834
Service charges	4,160	4,159	1
Mortgage banking income	813	—	813
All other income	813	415	398
Total noninterest income	10,630	4,584	6,046
Total revenue, net of interest expense (FTE basis)	30,808	14,021	16,787

Provision for credit losses	2,680	268	2,412

Noninterest expense	17,856	9,848	8,008
Income before income taxes (FTE basis)	10,272	3,905	6,367
Income tax expense (FTE basis)	3,831	1,456	2,375
Net income	$6,441	$2,449	$3,992

Net interest yield (FTE basis)	3.73%	1.83%	5.54%
Return on average allocated capital (1)	21	22	21
Efficiency ratio (FTE basis)	57.96	70.24	47.70

Balance Sheet
Average
Total loans and leases	$197,115	$6,059	$191,056
Total earning assets (2)	541,225	516,142	193,923
Total assets (2)	577,340	542,850	203,330
Total deposits	512,818	511,923	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$202,000	$5,951	$196,049
Total earning assets (2)	552,117	527,045	199,097
Total assets (2)	589,048	554,344	208,729
Total deposits	524,413	523,348	n/m

	Year Ended December 31, 2013
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,620	$9,028	$11,592
Noninterest income:
Card income	4,756	12	4,744
Service charges	3,979	3,978	1
Mortgage banking income	1,916	—	1,916
All other income	662	374	288
Total noninterest income	11,313	4,364	6,949
Total revenue, net of interest expense (FTE basis)	31,933	13,392	18,541

Provision for credit losses	3,166	231	2,935

Noninterest expense	18,911	10,249	8,662
Income before income taxes (FTE basis)	9,856	2,912	6,944
Income tax expense (FTE basis)	3,613	1,066	2,547
Net income	$6,243	$1,846	$4,397

Net interest yield (FTE basis)	3.96%	1.83%	5.92%
Return on average allocated capital (1)	20	18	21
Efficiency ratio (FTE basis)	59.22	76.53	46.72

Balance Sheet
Average
Total loans and leases	$196,177	$6,373	$189,804
Total earning assets (2)	520,476	492,555	195,869
Total assets (2)	556,045	519,133	204,860
Total deposits	489,464	488,915	n/m
Allocated capital (1)	30,700	10,100	20,600

Period end
Total loans and leases	$199,703	$6,166	$193,537
Total earning assets (2)	531,557	504,428	197,987
Total assets (2)	567,741	531,290	207,309
Total deposits	502,054	501,220	n/m

For footnotes see page 9.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	6

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,966	$2,312	$2,654
Noninterest income:
Card income	1,325	3	1,322
Service charges	1,043	1,042	1
Mortgage banking income	192	—	192
All other income	233	120	113
Total noninterest income	2,793	1,165	1,628
Total revenue, net of interest expense (FTE basis)	7,759	3,477	4,282

Provision for credit losses	653	61	592

Noninterest expense	4,409	2,490	1,919
Income before income taxes (FTE basis)	2,697	926	1,771
Income tax expense (FTE basis)	1,036	358	678
Net income	$1,661	$568	$1,093

Net interest yield (FTE basis)	3.61%	1.76%	5.38%
Return on average allocated capital (1)	22	20	23
Efficiency ratio (FTE basis)	56.80	71.58	44.80

Balance Sheet
Average
Total loans and leases	$199,215	$5,966	$193,249
Total earning assets (2)	545,721	520,456	195,788
Total assets (2)	582,115	547,358	205,280
Total deposits	517,580	516,479	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$202,000	$5,951	$196,049
Total earning assets (2)	552,117	527,045	199,097
Total assets (2)	589,048	554,344	208,729
Total deposits	524,413	523,348	n/m

	Third Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,081	$2,389	$2,692
Noninterest income:
Card income	1,219	2	1,217
Service charges	1,085	1,085	—
Mortgage banking income	206	—	206
All other income	158	116	42
Total noninterest income	2,668	1,203	1,465
Total revenue, net of interest expense (FTE basis)	7,749	3,592	4,157

Provision for credit losses	668	93	575

Noninterest expense	4,447	2,420	2,027
Income before income taxes (FTE basis)	2,634	1,079	1,555
Income tax expense (FTE basis)	956	391	565
Net income	$1,678	$688	$990

Net interest yield (FTE basis)	3.71%	1.83%	5.51%
Return on average allocated capital (1)	22	25	21
Efficiency ratio (FTE basis)	57.40	67.41	48.75

Balance Sheet
Average
Total loans and leases	$197,374	$6,076	$191,298
Total earning assets (2)	542,858	518,120	193,970
Total assets (2)	578,927	544,618	203,541
Total deposits	514,549	513,668	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$198,467	$6,038	$192,429
Total earning assets (2)	544,916	518,862	195,728
Total assets (2)	580,381	545,295	204,760
Total deposits	515,580	514,437	n/m

For footnotes see page 9.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	7

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,060	$2,396	$2,664
Noninterest income:
Card income	1,152	3	1,149
Service charges	1,039	1,039	—
Mortgage banking income	237	—	237
All other income	161	88	73
Total noninterest income	2,589	1,130	1,459
Total revenue, net of interest expense (FTE basis)	7,649	3,526	4,123

Provision for credit losses	550	50	500

Noninterest expense	4,505	2,473	2,032
Income before income taxes (FTE basis)	2,594	1,003	1,591
Income tax expense (FTE basis)	960	371	589
Net income	$1,634	$632	$1,002

Net interest yield (FTE basis)	3.74%	1.86%	5.56%
Return on average allocated capital (1)	22	23	21
Efficiency ratio (FTE basis)	58.90	70.12	49.29

Balance Sheet
Average
Total loans and leases	$195,413	$6,103	$189,310
Total earning assets (2)	542,421	517,509	192,238
Total assets (2)	578,514	544,248	201,592
Total deposits	514,137	513,326	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$197,021	$6,127	$190,894
Total earning assets (2)	543,827	518,429	194,220
Total assets (2)	579,870	544,925	203,767
Total deposits	514,838	513,944	n/m

For footnotes see page 9.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	8

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	First Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,071	$2,340	$2,731
Noninterest income:
Card income	1,148	2	1,146
Service charges	993	993	—
Mortgage banking income	178	—	178
All other income	261	91	170
Total noninterest income	2,580	1,086	1,494
Total revenue, net of interest expense (FTE basis)	7,651	3,426	4,225

Provision for credit losses	809	64	745

Noninterest expense	4,495	2,465	2,030
Income before income taxes (FTE basis)	2,347	897	1,450
Income tax expense (FTE basis)	879	336	543
Net income	$1,468	$561	$907

Net interest yield (FTE basis)	3.85%	1.87%	5.72%
Return on average allocated capital (1)	20	21	19
Efficiency ratio (FTE basis)	58.76	71.97	48.05

Balance Sheet
Average
Total loans and leases	$196,425	$6,092	$190,333
Total earning assets (2)	533,751	508,332	193,671
Total assets (2)	569,650	535,023	202,879
Total deposits	504,849	504,065	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$194,676	$6,110	$188,566
Total earning assets (2)	550,413	524,853	192,570
Total assets (2)	586,472	551,609	201,873
Total deposits	521,453	520,580	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	9

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Average deposit balances
Checking	$236,140	$215,510	$241,254	$238,133	$236,197	$228,815
Savings	44,616	42,134	43,972	45,124	45,769	43,588
MMS	168,493	157,328	172,992	168,815	167,058	165,016
CDs and IRAs	60,766	71,163	56,476	59,666	62,293	64,731
Non-U.S. and other	2,803	3,329	2,886	2,811	2,820	2,699
Total average deposit balances	$512,818	$489,464	$517,580	$514,549	$514,137	$504,849

Deposit spreads (excludes noninterest costs)
Checking	2.08%	2.07%	2.08%	2.08%	2.07%	2.07%
Savings	2.31	2.21	2.32	2.32	2.31	2.29
MMS	1.18	1.08	1.21	1.19	1.17	1.14
CDs and IRAs	0.50	0.52	0.52	0.50	0.49	0.50
Non-U.S. and other	0.46	1.09	0.40	0.40	0.42	0.65
Total deposit spreads	1.60	1.53	1.63	1.61	1.60	1.57

Client brokerage assets	$113,763	$96,048	$113,763	$108,533	$105,926	$100,206

Online banking active accounts (units in thousands)	30,904	29,950	30,904	30,821	30,429	30,470
Mobile banking active accounts (units in thousands)	16,539	14,395	16,539	16,107	15,475	14,986
Banking centers	4,855	5,151	4,855	4,947	5,023	5,095
ATMs	15,838	16,259	15,838	15,675	15,976	16,214

Total U.S. credit card (1)
Loans
Average credit card outstandings	$88,962	$90,369	$89,381	$88,866	$88,058	$89,545
Ending credit card outstandings	91,879	92,338	91,879	89,026	89,020	87,692
Credit quality
Net charge-offs	$2,638	$3,376	$612	$625	$683	$718
	2.96%	3.74%	2.71%	2.79%	3.11%	3.25%
30+ delinquency	$1,701	$2,074	$1,701	$1,702	$1,698	$1,878
	1.85%	2.25%	1.85%	1.91%	1.91%	2.14%
90+ delinquency	$866	$1,053	$866	$831	$868	$966
	0.94%	1.14%	0.94%	0.93%	0.98%	1.10%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.35%	9.73%	9.26%	9.34%	9.30%	9.48%
Risk adjusted margin	9.44	8.68	9.96	9.33	8.97	9.49
New accounts (in thousands)	4,541	3,911	1,184	1,202	1,128	1,027
Purchase volumes	$212,088	$205,914	$55,858	$53,784	$53,583	$48,863

Debit card data
Purchase volumes	$272,576	$267,087	$69,204	$67,990	$69,492	$65,890

For footnotes see page 11.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	10

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Loan production:
Total (2)
First mortgage	$43,290	$83,421	$11,616	$11,725	$11,099	$8,850
Home equity	11,233	6,361	3,420	3,225	2,604	1,984
Consumer Banking
First mortgage	$32,340	$66,913	$8,316	$8,861	$8,461	$6,702
Home equity	10,286	5,498	3,129	2,970	2,396	1,791

Mortgage banking income
Consumer Lending:
Core production revenue	$875	$2,097	$214	$239	$233	$189
Representations and warranties provision	10	(104)	(4)	(15)	22	7
Other consumer mortgage banking income (3)	(72)	(77)	(18)	(18)	(18)	(18)
Total Consumer Lending mortgage banking income	813	1,916	192	206	237	178
LAS mortgage banking income (4)	1,053	2,670	241	152	369	291
Eliminations (5)	(303)	(712)	(81)	(86)	(79)	(57)
Total consolidated mortgage banking income	$1,563	$3,874	$352	$272	$527	$412

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	In addition to loan production in Consumer Banking, the remaining first mortgage and home equity loan production is primarily in GWIM.

(3)	Primarily intercompany charge for loan servicing from Legacy Assets & Servicing.

(4)	Amounts for Legacy Assets & Servicing are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(5)	Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other and intercompany charge for loan servicing.

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	11

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$5,836	$6,064	$1,407	$1,459	$1,485	$1,485
Noninterest income:
Investment and brokerage services	10,722	9,709	2,763	2,713	2,642	2,604
All other income	1,846	2,017	432	494	462	458
Total noninterest income	12,568	11,726	3,195	3,207	3,104	3,062
Total revenue, net of interest expense (FTE basis)	18,404	17,790	4,602	4,666	4,589	4,547

Provision for credit losses	14	56	14	(15)	(8)	23

Noninterest expense	13,647	13,033	3,440	3,403	3,445	3,359
Income before income taxes (FTE basis)	4,743	4,701	1,148	1,278	1,152	1,165
Income tax expense (FTE basis)	1,769	1,724	442	465	426	436
Net income	$2,974	$2,977	$706	$813	$726	$729

Net interest yield (FTE basis)	2.34%	2.46%	2.24%	2.33%	2.40%	2.40%
Return on average allocated capital (1)	25	30	23	27	24	25
Efficiency ratio (FTE basis)	74.15	73.26	74.76	72.94	75.07	73.86

Balance sheet
Average
Total loans and leases	$119,775	$111,023	$123,544	$121,002	$118,512	$115,945
Total earning assets (2)	248,979	246,653	248,613	248,223	248,380	250,732
Total assets (2)	267,511	266,047	266,716	266,324	266,781	270,275
Total deposits	240,242	242,161	238,835	239,352	240,042	242,792
Allocated capital (1)	12,000	10,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$125,431	$115,846	$125,431	$122,395	$120,187	$116,482
Total earning assets (2)	256,519	251,209	256,519	248,072	245,555	251,779
Total assets (2)	274,887	271,290	274,887	266,240	263,957	271,211
Total deposits	245,391	244,901	245,391	238,710	237,046	244,051

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	12

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Revenues
Merrill Lynch Global Wealth Management	$15,256	$14,771	$3,827	$3,874	$3,791	$3,764
U.S. Trust	3,084	2,953	758	775	783	768
Other (1)	64	66	17	17	15	15
Total revenues	$18,404	$17,790	$4,602	$4,666	$4,589	$4,547

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$2,033,801	$1,916,803	$2,033,801	$2,004,391	$2,017,051	$1,946,922
U.S. Trust	387,491	376,487	387,491	381,054	380,281	378,177
Other (1)	76,705	73,148	76,705	76,640	70,836	70,720

Client Balances by Type
Assets under management	$902,872	$821,449	$902,872	$888,006	$878,741	$841,818
Brokerage assets	1,081,434	1,045,122	1,081,434	1,073,858	1,091,558	1,054,052
Assets in custody	139,555	136,190	139,555	135,886	137,391	136,342
Deposits	245,391	244,901	245,391	238,710	237,046	244,051
Loans and leases (2)	128,745	118,776	128,745	125,625	123,432	119,556
Total client balances	$2,497,997	$2,366,438	$2,497,997	$2,462,085	$2,468,168	$2,395,819

Assets Under Management Flows
Liquidity assets under management (3)	$3,361	$6,502	$(255)	$5,910	$135	$(2,429)
Long-term assets under management (4)	49,800	47,819	9,380	11,168	11,870	17,382
Total assets under management flows	$53,161	$54,321	$9,125	$17,078	$12,005	$14,953

Associates (5)
Number of Financial Advisors	16,035	15,317	16,035	15,867	15,560	15,323
Total Wealth Advisors	17,231	16,517	17,231	17,039	16,721	16,481
Total Client Facing Professionals	19,750	19,217	19,750	19,727	19,416	19,199

Merrill Lynch Global Wealth Management Metrics
Financial Advisor Productivity (6) (in thousands)	$1,065	$1,005	$1,070	$1,077	$1,060	$1,056

U.S. Trust Metrics
Client Facing Professionals	2,155	2,091	2,155	2,135	2,110	2,117

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer Banking segment of 1,950, 1,868, 1,716, 1,598 and 1,545 at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	13

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$9,828	$9,704	$2,420	$2,455	$2,446	$2,507
Noninterest income:
Service charges	2,900	2,967	712	730	725	733
Investment banking fees	3,213	3,234	830	727	834	822
All other income	1,736	1,599	370	451	442	473
Total noninterest income	7,849	7,800	1,912	1,908	2,001	2,028
Total revenue, net of interest expense (FTE basis)	17,677	17,504	4,332	4,363	4,447	4,535

Provision for credit losses	322	1,142	(31)	(64)	136	281

Noninterest expense	8,262	8,149	2,002	2,050	2,020	2,190
Income before income taxes (FTE basis)	9,093	8,213	2,361	2,377	2,291	2,064
Income tax expense (FTE basis)	3,338	3,013	850	866	849	773
Net income	$5,755	$5,200	$1,511	$1,511	$1,442	$1,291

Net interest yield (FTE basis)	3.07%	3.38%	2.96%	3.00%	3.10%	3.23%
Return on average allocated capital (1)	17	20	18	18	17	16
Efficiency ratio (FTE basis)	46.74	46.56	46.20	46.97	45.43	48.30

Balance Sheet
Average
Total loans and leases	$286,493	$273,320	$287,017	$283,284	$287,795	$287,920
Total earnings assets (2)	320,194	287,228	324,388	324,688	316,860	314,685
Total assets (2)	365,665	331,947	369,292	368,394	362,605	362,264
Total deposits	291,366	265,733	296,205	295,715	287,786	285,594
Allocated capital (1)	33,500	25,400	33,500	33,500	33,500	33,500

Period end
Total loans and leases	$288,905	$285,880	$288,905	$284,968	$286,976	$289,645
Total earnings assets (2)	311,782	316,349	311,782	314,727	328,370	314,565
Total assets (2)	357,081	360,789	357,081	358,786	374,376	359,786
Total deposits	283,191	294,559	283,191	286,128	299,188	286,285

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	14

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Investment Banking fees (1)
Advisory (2)	$1,098	$1,019	$316	$291	$234	$257
Debt issuance	1,532	1,620	379	318	388	447
Equity issuance	583	595	135	118	212	118
Total Investment Banking fees (3)	$3,213	$3,234	$830	$727	$834	$822

Business Lending
Corporate	$3,420	$3,432	$800	$878	$830	$912
Commercial	3,942	3,967	991	934	1,006	1,011
Business Banking	364	320	92	91	92	89
Total Business Lending revenue	$7,726	$7,719	$1,883	$1,903	$1,928	$2,012

Global Transaction Services
Corporate	$3,028	$2,804	$755	$776	$761	$736
Commercial	2,887	2,939	710	727	717	733
Business Banking	714	705	182	179	176	177
Total Global Transaction Services revenue	$6,629	$6,448	$1,647	$1,682	$1,654	$1,646

Average deposit balances
Interest-bearing	$80,630	$78,648	$73,504	$81,218	$84,123	$83,782
Noninterest-bearing	210,736	187,085	222,701	214,497	203,663	201,812
Total average deposits	$291,366	$265,733	$296,205	$295,715	$287,786	$285,594

Loan spread	1.73%	1.80%	1.69%	1.70%	1.72%	1.80%

Provision for credit losses	$322	$1,142	$(31)	$(64)	$136	$281

Credit quality (4, 5)
Reservable utilized criticized exposure	$9,662	$10,889	$9,662	$10,314	$10,788	$10,965
	3.07%	3.49%	3.07%	3.32%	3.46%	3.48%

Nonperforming loans, leases and foreclosed properties	$892	$1,019	$892	$1,080	$1,023	$1,009
	0.31%	0.36%	0.31%	0.38%	0.36%	0.35%

Average loans and leases by product
U.S. commercial	$151,772	$143,566	$153,256	$150,918	$151,923	$150,971
Commercial real estate	43,194	39,228	41,445	41,818	44,437	45,132
Commercial lease financing	25,205	24,760	25,105	25,127	25,165	25,427
Non-U.S. commercial	66,304	65,747	67,192	65,401	66,250	66,371
Other	18	19	19	20	20	19
Total average loans and leases	$286,493	$273,320	$287,017	$283,284	$287,795	$287,920

Total Corporation Investment Banking fees
Advisory (2)	$1,207	$1,125	$341	$316	$264	$286
Debt issuance	3,583	3,804	883	784	891	1,025
Equity issuance	1,490	1,472	348	315	514	313
Total investment banking fees including self-led deals	6,280	6,401	1,572	1,415	1,669	1,624
Self-led deals	(215)	(275)	(31)	(64)	(38)	(82)
Total Investment Banking fees	$6,065	$6,126	$1,541	$1,351	$1,631	$1,542

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	15

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$3,986	$4,224	$1,032	$994	$958	$1,002
Noninterest income:
Investment and brokerage services	2,163	2,046	540	522	540	561
Investment banking fees	2,743	2,724	670	577	760	736
Trading account profits	5,997	6,734	76	1,786	1,768	2,367
All other income (loss)	1,230	(338)	52	263	564	351
Total noninterest income	12,133	11,166	1,338	3,148	3,632	4,015
Total revenue, net of interest expense (FTE basis) (2)	16,119	15,390	2,370	4,142	4,590	5,017

Provision for credit losses	110	140	26	45	20	19

Noninterest expense	11,771	11,995	2,500	3,335	2,861	3,075
Income (loss) before income taxes (FTE basis)	4,238	3,255	(156)	762	1,709	1,923
Income tax expense (benefit) (FTE basis)	1,519	2,101	(84)	389	604	610
Net income (loss)	$2,719	$1,154	$(72)	$373	$1,105	$1,313

Return on average allocated capital (3)	8%	4%	n/m	4%	13%	16%
Efficiency ratio (FTE basis)	73.03	77.94	105.48%	80.51	62.34	61.30

Balance Sheet
Average
Total trading-related assets (4)	$449,814	$468,934	$455,535	$446,490	$459,938	$437,128
Total loans and leases	62,064	60,058	58,094	62,939	63,579	63,696
Total earning assets (4)	461,179	481,433	451,922	457,814	478,191	456,879
Total assets	607,535	632,681	611,713	599,884	617,087	601,427
Allocated capital (3)	34,000	30,000	34,000	34,000	34,000	34,000

Period end
Total trading-related assets (4)	$418,860	$411,080	$418,860	$433,597	$443,383	$430,894
Total loans and leases	59,388	67,381	59,388	62,645	66,260	64,598
Total earning assets (4)	421,799	432,807	421,799	443,363	465,380	455,103
Total assets	579,512	575,473	579,512	598,668	610,364	594,792

Trading-related assets (average)
Trading account securities	$201,955	$215,885	$201,867	$201,963	$200,725	$203,281
Reverse repurchases	116,085	137,670	118,286	116,853	119,823	109,271
Securities borrowed	85,098	65,532	81,071	83,369	94,989	80,981
Derivative assets	46,676	49,847	54,311	44,305	44,401	43,595
Total trading-related assets (4)	$449,814	$468,934	$455,535	$446,490	$459,938	$437,128

(1)
In 2014, the results for structured liabilities including debit valuation adjustment were moved into Global Markets from All Other to better align the performance and risk management of these instruments. As such, net debit valuation adjustment in Global Markets represents the combined total of net debit valuation adjustment on derivatives and structured liabilities. Prior periods have been reclassified to conform to current period presentation.

(2)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 17.

(3)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	16

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Sales and trading revenue (1)
Fixed income, currency and commodities	$8,706	$8,231	$879	$2,381	$2,422	$3,024
Equities	4,215	4,180	862	1,105	1,055	1,193
Total sales and trading revenue	$12,921	$12,411	$1,741	$3,486	$3,477	$4,217

Sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment (2)
Fixed income, currency and commodities	$9,013	$9,345	$1,456	$2,247	$2,366	$2,944
Equities	4,148	4,224	911	1,034	1,042	1,161
Total sales and trading revenue, excluding debit valuation adjustment and funding valuation adjustment	$13,161	$13,569	$2,367	$3,281	$3,408	$4,105

Sales and trading revenue breakdown
Net interest income	$3,643	$3,891	$943	$914	$872	$914
Commissions	2,163	2,046	540	522	540	561
Trading	5,997	6,734	76	1,786	1,768	2,367
Other	1,118	(260)	182	264	297	375
Total sales and trading revenue	$12,921	$12,411	$1,741	$3,486	$3,477	$4,217

(1)
Includes Global Banking sales and trading revenue of $382 million and $385 million for the years ended December 31, 2014 and 2013; $162 million, $68 million, $67 million and $85 million for the fourth, third, second and first quarters of 2014, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustment on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure. In the fourth quarter of 2014, the Corporation adopted a funding valuation adjustment on uncollateralized derivatives in the Corporation's Global Markets business. This methodology seeks to account for the value of funding costs today rather than accruing the cost over the life of the derivatives. The adoption resulted in a one-time transitional charge of $497 million recorded in the fourth quarter of 2014.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	17

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$1,516	$1,541	$390	$387	$362	$377
Noninterest income:
Mortgage banking income	1,053	2,670	241	152	369	291
All other income	111	245	7	17	69	18
Total noninterest income	1,164	2,915	248	169	438	309
Total revenue, net of interest expense (FTE basis)	2,680	4,456	638	556	800	686

Provision for credit losses	127	(283)	(113)	267	(39)	12

Noninterest expense	20,643	12,483	1,364	6,647	5,231	7,401
Loss before income taxes (FTE basis)	(18,090)	(7,744)	(613)	(6,358)	(4,392)	(6,727)
Income tax benefit (FTE basis)	(4,976)	(2,839)	(231)	(1,245)	(1,653)	(1,847)
Net loss	$(13,114)	$(4,905)	$(382)	$(5,113)	$(2,739)	$(4,880)

Net interest yield (FTE basis)	4.03%	3.19%	4.23%	3.78%	3.65%	3.82%

Balance Sheet
Average
Total loans and leases	$35,941	$42,604	$33,772	$35,238	$36,705	$38,104
Total earning assets	37,593	48,272	36,581	40,636	39,863	40,026
Total assets	52,134	67,129	48,557	53,762	55,626	57,400
Allocated capital (1)	17,000	18,000	17,000	17,000	17,000	17,000

Period end
Total loans and leases	$33,055	$38,732	$33,055	$34,484	$35,984	$37,401
Total earning assets	33,923	43,092	33,923	44,916	37,233	39,141
Total assets	45,958	59,458	45,958	56,900	52,647	58,605

Period end (in billions)
Mortgage servicing portfolio (2)	$693.0	$810.0	$693.0	$722.0	$760.0	$780.0

(1)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 25-27.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	18

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014		First Quarter 2014
	2014		2013
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,042		$5,716		$3,986		$4,134		$4,577		$5,042
Net additions (sales)	275		(1,572)		73		140		32		30
Amortization of expected cash flows (1)	(818)		(1,043)		(198)		(201)		(209)		(210)
Other changes in mortgage servicing rights fair value (2)	(1,228)		1,941		(590)		(87)		(266)		(285)
Balance, end of period (3)	$3,271		$5,042		$3,271		$3,986		$4,134		$4,577

Capitalized mortgage servicing rights (% of loans serviced for investors)	69	bps	92	bps	69	bps	81	bps	82	bps	87	bps
Mortgage loans serviced for investors (in billions)	$474		$550		$474		$491		$505		$527

Mortgage banking income
Servicing income:
Servicing fees	$1,957		$3,105		$461		$471		$492		$533
Amortization of expected cash flows (1)	(818)		(1,043)		(198)		(201)		(209)		(210)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	294		867		142		(19)		105		66
Other servicing-related revenue	8		30		—		—		4		4
Total net servicing income	1,441		2,959		405		251		392		393
Representations and warranties provision	(693)		(736)		(246)		(152)		(110)		(185)
Other mortgage banking income (5)	305		447		82		53		87		83
Total Legacy Assets & Servicing mortgage banking income	$1,053		$2,670		$241		$152		$369		$291

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in option-adjusted spread rate assumptions and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Consists primarily of revenue from sales of loans that had returned to performing status.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	19

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Net interest income (FTE basis)	$(523)	$971	$(350)	$68	$(85)	$(156)
Noninterest income:
Card income	356	329	89	92	88	87
Equity investment income	729	2,737	(36)	(26)	95	696
Gains on sales of debt securities	1,310	1,231	161	410	382	357
All other loss	(2,444)	(2,540)	(610)	(586)	(595)	(653)
Total noninterest income	(49)	1,757	(396)	(110)	(30)	487
Total revenue, net of interest expense (FTE basis)	(572)	2,728	(746)	(42)	(115)	331

Provision for credit losses	(978)	(665)	(330)	(265)	(248)	(135)

Noninterest expense	2,938	4,643	481	260	479	1,718
Loss before income taxes (FTE basis)	(2,532)	(1,250)	(897)	(37)	(346)	(1,252)
Income tax benefit (FTE basis)	(2,590)	(2,012)	(523)	(543)	(469)	(1,055)
Net income (loss)	$58	$762	$(374)	$506	$123	$(197)

Balance Sheet
Average
Total loans and leases	$202,513	$235,459	$183,091	$199,404	$210,576	$217,392
Total assets (2)	275,405	309,664	259,158	268,818	288,942	278,250
Total deposits	30,837	35,443	22,163	29,880	36,472	34,982

Period end
Total loans and leases	$172,612	$220,691	$172,612	$188,356	$205,471	$213,415
Total assets (3)	258,048	267,522	258,048	262,638	289,343	278,985
Total deposits	19,242	28,165	19,242	25,418	33,824	34,854

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing. The results of certain ALM activities are allocated to our business segments. Equity investments include Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. These investments are made either directly in a company or held through a fund with related income recorded in equity investment income. Equity investments also include the results of our merchant services joint venture. In 2014, the management of structured liabilities and the associated debit valuation adjustment (previously referred to as fair value adjustments on structured liabilities) were moved into Global Markets from All Other to better align the performance risk of these instruments. Prior periods have been reclassified to conform to current period presentation.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $483.7 billion and $448.9 billion for the years ended December 31, 2014 and 2013; $485.1 billion, $489.8 billion, $483.6 billion and $476.3 billion for the fourth, third, second and first quarters of 2014, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $478.2 billion, $477.5 billion, $490.4 billion and $492.1 billion at December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	20

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Equity Investments Exposures
	December 31, 2014			September 30 2014	June 30 2014	March 31 2014
	Book Value	Unfunded Commitments	Total	Total
Equity Investments
Global Principal Investments	$913	$31	$944	$1,045	$1,190	$1,369
Strategic and other investments	3,973	6	3,979	4,010	4,007	4,065
Total Equity Investments	$4,886	$37	$4,923	$5,055	$5,197	$5,434

Components of Equity Investment Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Global Principal Investments	$(46)	$379	$(52)	$(37)	$71	$(28)
Strategic and other investments	775	2,358	16	11	24	724
Total equity investment income (loss) included in All Other	729	2,737	(36)	(26)	95	696
Total equity investment income included in the business segments	401	164	16	35	262	88
Total consolidated equity investment income (loss)	$1,130	$2,901	$(20)	$9	$357	$784

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	21

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$223,132	$9,306	$50,537	$7	$—	$931	$162,351
Home equity	86,825	45,804	6,276	5	189	32,813	1,738
U.S. credit card	89,381	86,193	3,188	—	—	—	—
Non-U.S. credit card	10,950	—	—	—	—	—	10,950
Direct/Indirect consumer	83,121	39,541	39,694	5	14	—	3,867
Other consumer	2,031	1,113	8	2	—	—	908
Total consumer	495,440	181,957	99,703	19	203	33,744	179,814

Commercial
U.S. commercial	231,215	17,228	21,824	153,256	34,426	28	4,453
Commercial real estate	46,996	30	1,875	41,445	3,446	—	200
Commercial lease financing	24,238	—	4	25,105	552	—	(1,423)
Non-U.S. commercial	86,844	—	138	67,192	19,467	—	47
Total commercial	389,293	17,258	23,841	286,998	57,891	28	3,277
Total loans and leases	$884,733	$199,215	$123,544	$287,017	$58,094	$33,772	$183,091

	Third Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$235,272	$7,523	$49,610	$6	$—	$950	$177,183
Home equity	88,590	46,093	6,412	9	165	34,258	1,653
U.S. credit card	88,866	85,674	3,192	—	—	—	—
Non-U.S. credit card	11,784	—	—	—	—	—	11,784
Direct/Indirect consumer	82,669	39,763	38,555	4	17	—	4,330
Other consumer	2,110	1,042	5	1	—	—	1,062
Total consumer	509,291	180,095	97,774	20	182	35,208	196,012

Commercial
U.S. commercial	230,891	17,248	21,283	150,918	36,894	30	4,518
Commercial real estate	46,069	31	1,796	41,818	2,201	—	223
Commercial lease financing	24,325	—	4	25,127	644	—	(1,450)
Non-U.S. commercial	88,665	—	145	65,401	23,018	—	101
Total commercial	389,950	17,279	23,228	283,264	62,757	30	3,392
Total loans and leases	$899,241	$197,374	$121,002	$283,284	$62,939	$35,238	$199,404

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	22

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment (continued)
(Dollars in millions)
	Second Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$243,406	$5,731	$48,855	$6	$—	$961	$187,853
Home equity	90,729	46,676	6,578	8	160	35,710	1,597
U.S. credit card	88,058	84,849	3,209	—	—	—	—
Non-U.S. credit card	11,759	—	—	—	—	—	11,759
Direct/Indirect consumer	82,102	40,069	37,348	5	12	—	4,668
Other consumer	2,011	889	9	1	—	—	1,112
Total consumer	518,065	178,214	95,999	20	172	36,671	206,989

Commercial
U.S. commercial	230,486	17,169	20,688	151,923	35,906	34	4,766
Commercial real estate	48,315	30	1,672	44,437	1,937	—	239
Commercial lease financing	24,409	—	4	25,165	743	—	(1,503)
Non-U.S. commercial	91,305	—	149	66,250	24,821	—	85
Total commercial	394,515	17,199	22,513	287,775	63,407	34	3,587
Total loans and leases	$912,580	$195,413	$118,512	$287,795	$63,579	$36,705	$210,576

	First Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$247,560	$4,364	$48,236	$8	$—	$963	$193,989
Home equity	92,755	47,262	6,696	5	168	37,094	1,530
U.S. credit card	89,545	86,270	3,260	—	—	—	15
Non-U.S. credit card	11,554	—	—	—	—	—	11,554
Direct/Indirect consumer	81,728	40,800	35,800	4	45	—	5,079
Other consumer	1,962	791	4	2	—	—	1,165
Total consumer	525,104	179,487	93,996	19	213	38,057	213,332

Commercial
U.S. commercial	228,059	16,910	20,095	150,971	34,719	47	5,317
Commercial real estate	48,753	28	1,698	45,132	1,625	—	270
Commercial lease financing	24,727	—	4	25,427	836	—	(1,540)
Non-U.S. commercial	92,839	—	152	66,371	26,303	—	13
Total commercial	394,378	16,938	21,949	287,901	63,483	47	4,060
Total loans and leases	$919,482	$196,425	$115,945	$287,920	$63,696	$38,104	$217,392

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	23

Bank of America Corporation and Subsidiaries
Net Charge-offs and Net Charge-off Ratios
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014		First Quarter 2014
	2014		2013
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Consumer Banking	$3,497	1.77%	$4,636	2.36%	$832	1.66%	$815	1.64%	$894	1.83%	$956	1.97%
Global Wealth & Investment Management	71	0.06	173	0.16	36	0.12	6	0.02	4	0.01	25	0.09
Global Banking	31	0.01	247	0.09	2	—	52	0.07	(8)	(0.01)	(15)	(0.02)
Global Markets	2	—	2	—	—	—	—	—	3	0.02	(1)	(0.01)
Legacy Assets & Servicing	627	1.79	1,383	3.33	199	2.40	42	0.48	169	1.90	217	2.37
All Other	155	0.08	1,456	0.62	(190)	(0.41)	128	0.26	11	0.02	206	0.39
Total net charge-offs	$4,383	0.49	$7,897	0.87	$879	0.40	$1,043	0.46	$1,073	0.48	$1,388	0.62

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	24

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

In addition, the Corporation evaluates its business segment results based on measures that utilize average allocated capital. The Corporation allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, business segment exposures and risk profile, regulatory constraints and strategic plans. As part of this process, in the first quarter of 2014, the Corporation adjusted the amount of capital being allocated to its business segments. This change resulted in a reduction of the unallocated capital, which is reflected in All Other, and an aggregate increase to the amount of capital being allocated to the business segments. Prior periods were not restated.

See the tables below and on pages 26-27 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2014 and 2013, and the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$39,952	$42,265	$9,635	$10,219	$10,013	$10,085
Fully taxable-equivalent adjustment	869	859	230	225	213	201
Net interest income on a fully taxable-equivalent basis	$40,821	$43,124	$9,865	$10,444	$10,226	$10,286

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$84,247	$88,942	$18,725	$21,209	$21,747	$22,566
Fully taxable-equivalent adjustment	869	859	230	225	213	201
Total revenue, net of interest expense on a fully taxable-equivalent basis	$85,116	$89,801	$18,955	$21,434	$21,960	$22,767

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis
Income tax expense (benefit)	$2,022	$4,741	$1,260	$663	$504	$(405)
Fully taxable-equivalent adjustment	869	859	230	225	213	201
Income tax expense (benefit) on a fully taxable-equivalent basis	$2,891	$5,600	$1,490	$888	$717	$(204)

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	25

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Reconciliation of return on average allocated capital (1)

Consumer Banking
Reported net income	$6,441	$6,243	$1,661	$1,678	$1,634	$1,468
Adjustment related to intangibles (2)	4	7	1	1	1	1
Adjusted net income	$6,445	$6,250	$1,662	$1,679	$1,635	$1,469

Average allocated equity (3)	$60,393	$61,179	$60,367	$60,386	$60,403	$60,417
Adjustment related to goodwill and a percentage of intangibles	(30,393)	(30,479)	(30,367)	(30,386)	(30,403)	(30,417)
Average allocated capital	$30,000	$30,700	$30,000	$30,000	$30,000	$30,000

Global Wealth & Investment Management
Reported net income	$2,974	$2,977	$706	$813	$726	$729
Adjustment related to intangibles (2)	13	16	4	3	3	3
Adjusted net income	$2,987	$2,993	$710	$816	$729	$732

Average allocated equity (3)	$22,214	$20,292	$22,186	$22,204	$22,222	$22,243
Adjustment related to goodwill and a percentage of intangibles	(10,214)	(10,292)	(10,186)	(10,204)	(10,222)	(10,243)
Average allocated capital	$12,000	$10,000	$12,000	$12,000	$12,000	$12,000

Global Banking
Reported net income	$5,755	$5,200	$1,511	$1,511	$1,442	$1,291
Adjustment related to intangibles (2)	2	3	—	1	—	1
Adjusted net income	$5,757	$5,203	$1,511	$1,512	$1,442	$1,292

Average allocated equity (3)	$57,450	$49,358	$57,446	$57,449	$57,451	$57,453
Adjustment related to goodwill and a percentage of intangibles	(23,950)	(23,958)	(23,946)	(23,949)	(23,951)	(23,953)
Average allocated capital	$33,500	$25,400	$33,500	$33,500	$33,500	$33,500

Global Markets
Reported net income (loss)	$2,719	$1,154	$(72)	$373	$1,105	$1,313
Adjustment related to intangibles (2)	9	9	3	2	2	2
Adjusted net income (loss)	$2,728	$1,163	$(69)	$375	$1,107	$1,315

Average allocated equity (3)	$39,374	$35,370	$39,369	$39,374	$39,376	$39,377
Adjustment related to goodwill and a percentage of intangibles	(5,374)	(5,370)	(5,369)	(5,374)	(5,376)	(5,377)
Average allocated capital	$34,000	$30,000	$34,000	$34,000	$34,000	$34,000

For footnotes see page 27.

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	26

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2014	Third Quarter 2014	Second Quarter 2014	First Quarter 2014
	2014	2013
Consumer Banking

Deposits
Reported net income	$2,449	$1,846	$568	$688	$632	$561
Adjustment related to intangibles (2)	—	1	—	—	—	—
Adjusted net income	$2,449	$1,847	$568	$688	$632	$561

Average allocated equity (3)	$29,427	$28,535	$29,426	$29,428	$29,428	$29,425
Adjustment related to goodwill and a percentage of intangibles	(18,427)	(18,435)	(18,426)	(18,428)	(18,428)	(18,425)
Average allocated capital	$11,000	$10,100	$11,000	$11,000	$11,000	$11,000

Consumer Lending
Reported net income	$3,992	$4,397	$1,093	$990	$1,002	$907
Adjustment related to intangibles (2)	4	7	1	1	1	1
Adjusted net income	$3,996	$4,404	$1,094	$991	$1,003	$908

Average allocated equity (3)	$30,966	$32,644	$30,941	$30,958	$30,975	$30,993
Adjustment related to goodwill and a percentage of intangibles	(11,966)	(12,044)	(11,941)	(11,958)	(11,975)	(11,993)
Average allocated capital	$19,000	$20,600	$19,000	$19,000	$19,000	$19,000

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Legacy Assets & Servicing.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This segment information is preliminary and based on company data available at the time of this filing.	27